UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - APRIL 1, 2003
                        (Date of Earliest Event Reported)

                                   WICKES INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-14967



         Delaware                                             36-35544758
---------------------------                           --------------------------
  (State of Incorporation)                                 (I.R.S. Employer
                                                           Identification No.)


706 North Deerpath Drive, Vernon Hills, Illinois                  60061
------------------------------------------------           ------------------
   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:           (847) 367-3400

Item 5.           Other Events.

                  On April 3, 2003, Wickes Inc. issued the press release which is attached hereto as Exhibit 99.1.


Item 7.           Financial Statements and Exhibits.
                  (c)      Exhibits
                           99.1 Press Release dated April 3, 2003


                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              WICKES INC.



                                               By:      /s/ James Hopwood
                                                        ------------------------
                                                        James Hopwood
                                                        Chief Financial Officer

                                                        WICKES INC.
                                                        706 NORTH DEERPATH DRIVE
                                                        VERNON HILLS, IL 60061
                                                        NASDAQSC:  WIKS

AT THE COMPANY:
Jim Hopwood


FOR IMMEDIATE RELEASE
THURSDAY, APRIL 3, 2003

              WICKES INC. CONFIRMS RECEIPT OF UNSOLICITED PROPOSAL

Vernon Hills, IL, April 3, 2003 - Wickes Inc. (NASDAQSC: WIKS), a leading distributor of building materials and manufacturer of value-added building components, confirmed that it has received an unsolicited proposal from Bradco Supply Corporation to acquire all shares of Wickes common stock not owned by Bradco and its affiliate for $1.12 per share. Bradco and its affiliate beneficially own 1,216,850 shares, or approximately 14.65% of the Company's outstanding common stock. Bradco's offer is subject to a number of conditions, including the satisfactory completion of its due diligence review of Wickes and obtaining the approval of its principal lender.

J. Steven Wilson, the Chairman and Chief Executive Officer of Wickes, indicated that the Company's Board of Directors will evaluate the offer with its advisors and would respond to the proposal following the completion of its review.

Wickes Inc. is a leading distributor of building material and manufacturer of value-added building components in the United States, serving primarily building and remodeling professionals. The Company distributes materials nationally and internationally, operating building centers in the Midwest, Northeast and South. The Company's building component manufacturing facilities produce value-added products such as roof trusses, floor systems, framed wall panels, pre-hung door units and window assemblies. Wickes Inc.'s web site, www.wickes.com, offers a full range of valuable services about the building materials and construction industry.

This release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond the Company's ability to control. The Company cautions shareholders and prospective investors that the following factors may cause actual results to differ materially from those indicated by the forward-looking statements: costs of materials sold; changes in selling prices; competition within the building materials supply industry; the effects of economic conditions; as well as other factors set forth in the Company's Form 10-K and other documents, which are on file with the Securities and Exchange Commission.